As filed with the Securities and Exchange Commission on April 25, 2003



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 25, 2003



                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                           0-7849                     22-1867895
--------------                   ----------------              -------------
(State or other                  (Commission File              (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


                   475 Steamboat Road, Greenwich, CT     06830
                 -------------------------------------   -----
             (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          99.1 Press Release dated April 25, 2003

Item 9. Regulation FD Disclosure

     The following information, required by Item 12 of Form 8-K (Results of Operations and Financial Condition) is being furnished under Item 9 in accordance with the guidance issued by the Securities and Exchange Commission on March 27, 2003.

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the Company's results of operations for the first quarter of 2003. The press release was issued on April 25, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION

                                        By /s/ Eugene G. Ballard
                                           ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer

Date: April 25, 2003

                                 EXHIBIT INDEX

Exhibit:
--------

99.1           Press Release dated April 25, 2003